UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2021

Cadence Bancorporation

(Exact name of registrant as specified in its charter)

Delaware	001-38058	47-1329858
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2800 Post Oak Boulevard, Suite 3800 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(713) 871-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	CADE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Voting Results for Special Meeting of Stockholders

On August 9, 2021, Cadence Bancorporation (“Cadence”) held a special meeting of stockholders (the “Cadence special meeting”). At the Cadence special meeting, stockholders voted on the following matters: (1) adoption of the Agreement and Plan of Merger, dated as of April 12, 2021 and amended as of May 27, 2021 (the “Merger Agreement”), entered into by and between Cadence and BancorpSouth Bank (“BancorpSouth”) (the “Cadence merger proposal”); (2) approval, on an advisory (non-binding) basis, of the merger-related compensation payments that will or may be paid by Cadence to its named executive officers in connection with the merger (the “Cadence compensation proposal”); and (3) approval of the adjournment of the Cadence special meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there are not sufficient votes to approve the Cadence merger proposal or to ensure that any supplement or amendment to the joint proxy statement/offering circular is timely provided to holders of Cadence common stock (the “Cadence adjournment proposal”). The proposals listed above are described in detail in the joint proxy statement/offering circular filed by Cadence with the Securities and Exchange Commission on July 7, 2021. A total of 104,509,916 shares of Cadence common stock were present or represented by proxy at the Cadence special meeting. This represented approximately 83.77% of the shares of Cadence common stock that were outstanding and entitled to vote at the Cadence special meeting, constituting a quorum for all matters to be presented at the Cadence special meeting. The number of votes cast for or against as to each matter, and the number of abstentions and broker non-votes as to each matter, have been certified and are set forth in the tables below.

Proposal 1: Cadence Merger Proposal
Outcome: Approved
For	Against	Abstain	Broker Non-Votes
103,800,676	128,509	372,278	N/A

Proposal 2: Cadence Compensation Proposal
Outcome: Approved
For	Against	Abstain	Broker Non-Votes
89,721,549	14,165,812	414,102	N/A

Proposal 3: Cadence Adjournment Proposal
Outcome: Approved
For	Against	Abstain	Broker Non-Votes
92,683,588	11,138,080	479,795	N/A

With respect to the Cadence adjournment proposal, although the vote was taken, no motion to adjourn was made because the Cadence merger proposal had passed.

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Item 8.01.	Other Events.

On August 9, 2021, Cadence issued a press release announcing that Cadence’s stockholders approved the Cadence merger proposal. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit Number	Description

99.1*	Press Release dated August 9, 2021.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADENCE BANCORPORATION

	By:	/s/ Jerry W. Powell
Name: Jerry W. Powell
Title: Executive Vice President, General Counsel and Secretary

Date: August 10, 2021